UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2008

GeoEye, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33015	20-2759725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21700 Atlantic Blvd., Dulles, Virginia		20166
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-480-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On September 19, 2008, the Audit Committee of the Board of Directors of GeoEye, Inc. ("GeoEye" or "Company") engaged KPMG LLP ("KPMG") as the Company's independent registered public accounting firm.

During the fiscal years ended December 31, 2007 and 2006, and the subsequent interim period through September 19, 2008, the Company did not consult KPMG regarding any of the matters or events set forth in Item 304 (a)(2)(i) or (ii) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoEye, Inc.

September 23, 2008	By:	/s/ Henry E. Dubois

Name: Henry E. Dubois
Title: Executive Vice President and Chief Financial Officer